Exhibit 10.5
JWC ACQUISITION CORP.
August 5, 2010
J.W. Childs Associates, L.P.
111 Huntington Avenue
Suite 2900
Boston, Massachusetts 02199
     Re: Administrative Services Agreement
Gentlemen:
     This letter will confirm our agreement that, commencing on the date the securities of JWC Acquisition Corp. (the “Company”) are first quoted on the Over-The-Counter Bulletin Board quotation system (the “Quoting Date”), pursuant to a Registration Statement on Form S-1 and prospectus filed with the Securities and Exchange Commission (the “Registration Statement”) and continuing until the earlier of the consummation by the Company of an initial business combination or the Company’s liquidation (in each case as described in the Registration Statement) (such earlier date hereinafter referred to as the “Termination Date”), J.W. Childs Associates, L.P. shall make available to the Company, at 111 Huntington Avenue, Suite 2900, Boston, Massachusetts 02199 (or any successor location of J.W. Childs Associates, L.P.), certain office space, utilities and secretarial support as may be reasonably required by the Company. In exchange therefor, the Company shall pay J.W. Childs Associates, L.P. the sum of $5,000 per month on the Quoting Date and continuing monthly thereafter until the Termination Date.
     This letter agreement constitutes the entire agreement and understanding of the parties hereto in respect of its subject matter and supersedes all prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby.
     This letter agreement may not be amended, modified or waived as to any particular provision, except by a written instrument executed by all parties hereto.
     No party hereto may assign either this letter agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other party. Any purported assignment in violation of this paragraph shall be void and ineffectual and shall not operate to transfer or assign any interest or title to the purported assignee.
     This letter agreement, the entire relationship of the parties hereto, and any litigation between the parties (whether grounded in contract, tort, statute, law or equity) shall be governed by, construed in accordance with, and interpreted pursuant to the laws of the Commonwealth of Massachusetts, without giving effect to its choice of laws principles.
[Signature page follows]

Very truly yours,

JWC ACQUISITION CORP.
By:	/s/ Adam L. Suttin
Adam L. Suttin
President

AGREED TO AND ACCEPTED BY:
J.W. CHILDS ASSOCIATES, L.P.

By: J.W. CHILDS ASSOCIATES, INC., its General Partner
By:	/s/ Adam L. Suttin
Adam L. Suttin, Vice President

[Signature Page to Administrative Services Letter Agreement]